EXHIBIT 31.1

Certification of Principal Executive Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Robert Davidson, certify that:

1.	I have reviewed this Amendment to the Annual Report on Form 10-K of Cure Pharmaceutical Holding Corp.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 15, 2020	/s/ Robert Davidson
Robert Davidson Chief Executive Officer (Principal Executive Officer)